UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-01716

AllianceBernstein Cap Fund, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2005

Date of reporting period:   July 31, 2005


ITEM 1. REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein
Small Cap Growth Portfolio

Annual Report

July 31, 2005




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed




The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.




September 16, 2005

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Small Cap Growth Portfolio (the "Portfolio") for the annual reporting period ended July 31, 2005.

Investment Objective and Policies

This open-end fund seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests in a diversified portfolio of equity securities that offer the possibility of above-average earnings growth. The Portfolio emphasizes investment in small-capitalization companies in the United States and may also pursue investment opportunities outside the United States.

Investment Results

The table on page 4 shows the Portfolio's performance compared to its benchmark, the Russell 2000 Growth Index, as well as the broad market, as represented by the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended July 31, 2005.

During the 12-month reporting period ended July 31, 2005, the Portfolio delivered a strong absolute return and outperformed the broad market. However, the Portfolio modestly trailed its benchmark during the same time frame. The Portfolio's underperformance versus its benchmark during the 12-month period reflected strong relative returns during the first half of the reporting period, followed by underperformance during the most recent six-month period. Stock selection overall was negative for the period, as strong picks in consumer/commercial services were offset by disappointing stock selection in the health care sector, as well as modest underperformance in the energy, technology and financial services sectors. Slightly offsetting the drag from stock selection was a favorable contribution from sector allocations, driven largely by an overweighted position in the strong-performing energy sector.

For the six-month period ended July 31, 2005, the Portfolio underperformed the benchmark. Stock selection during the period was negative, as returns across most major economic sectors failed to keep pace with the benchmark. The biggest detractors to the period's relative performance were in the technology and health care sectors, both of which were negatively impacted by a small number of particularly disappointing investments. Partially offsetting the period's disappointing stock selection was a positive contribution from sector allocations, which benefited from a sizeable overweight in energy, the strongest performing sector for the period.

Market Review and Investment Strategy

Despite soaring energy prices and rising short term interest rates, a backdrop of steady economic growth helped to drive small-cap growth stocks higher during the six- and 12-month periods ended July 31, 2005. With gains of 8.02% and 22.58% during the six- and 12-month periods, respectively, the Russell 2000 Growth Index of small-cap growth stocks fared significantly better than the broader markets, as represented by the S&P 500


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 1


Stock Index, but failed to keep pace with small-cap value stocks, as represented by the Russell 2000 Value Index. Strength during both reporting periods was widespread, with all major economic sectors contributing to the Russell 2000 Growth Index gains. Driven by soaring oil and natural gas prices, energy was by far the strongest performing sector during the periods under review, posting impressive gains of 29% and 63%, respectively.

Sector allocations changed only modestly during the six- and 12-month periods ended July 31, 2005, as the Portfolio's management team slightly increased the Portfolio's overweighted position in the energy sector, while at the same time narrowing the Portfolio's underweighted position in the health care sector. Purchases in these areas have been funded by further reductions in the Portfolio's already underweighted exposure to financial services and industrials. The Portfolio's largest overweights as of July 31, 2005 were commercial services, software/information technology services, and energy. Indicative of a maturing economic recovery and a relatively flat yield curve, industrials and financial services were both notably underweighted as of the end of the reporting period.


2 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2000 Growth Index nor the unmanaged Standard &Poor's (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the overall U.S. stock market. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. The Portfolio pursues an aggressive investment strategy and an investment in the Portfolio is subject to higher risk. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE PORTFOLIO VS. ITS BENCHMARK
PERIODS ENDED JULY 31, 2005
                                                           Returns
                                                 6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio
  Class A                                          5.35%              21.07%
  Class B                                          4.91%              20.10%
  Class C                                          4.95%              20.18%
  Advisor Class                                    5.46%              21.40%
  Class R**                                        4.28%*
  Class K**                                        4.41%*
  Class I**                                        4.50%*

Russell 2000 Growth Index                          8.02%              22.58%

S&P 500 Stock Index                                5.45%              14.04%


*    Since Inception. (See inception dates below.)

**   Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R, Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
7/31/95 TO 7/31/05


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                          AllianceBernstein Small Cap             Russell 2000
                          Growth Portfolio Class A                Growth Index
-------------------------------------------------------------------------------
7/31/95                           $ 9,575                             $10,000
7/31/96                           $12,643                             $10,302
7/31/97                           $17,278                             $12,903
7/31/98                           $17,523                             $12,733
7/31/99                           $17,148                             $14,580
7/31/00                           $18,552                             $17,661
7/31/01                           $15,744                             $13,544
7/31/02                           $10,492                             $ 9,399
7/31/03                           $12,711                             $12,027
7/31/04                           $14,473                             $13,389
7/31/05                           $17,523                             $16,412

AllianceBernstein Small Cap Growth Portfolio Class A: $17,523

Russell 2000 Growth Index: $16,412

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Portfolio Class A shares (from 7/31/95 to 7/31/05) as compared to the performance of the Portfolio's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JULY 31, 2005

                                      NAV Returns        SEC Returns
-------------------------------------------------------------------------------
Class A Shares
 1 Year                                   21.07%            15.94%
 5 Years                                  -1.14%            -1.99%
10 Years                                   6.23%             5.77%

Class B Shares
 1 Year                                   20.10%            16.10%
 5 Years                                  -1.92%            -1.92%
10 Years(a)                                5.57%             5.57%

Class C Shares
 1 Year                                   20.18%            19.18%
 5 Years                                  -1.89%            -1.89%
10 Years                                   5.41%             5.41%

Advisor Class Shares
 1 Year                                   21.40%
 5 Years                                  -0.80%
Since Inception*                           2.56%

Class R Shares+
Since Inception*                           4.28%

Class K Shares+
Since Inception*                           4.41%

Class I Shares+
Since Inception*                           4.50%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2005)

Class A Shares
 1 Year                                                      0.45%
 5 Years                                                    -4.33%
10 Years                                                     5.96%

Class B Shares
 1 Year                                                     -0.02%
 5 Years                                                    -4.27%
10 Years(a)                                                  5.75%

Class C Shares
 1 Year                                                      3.09%
 5 Years                                                    -4.24%
10 Years                                                     5.60%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 10/1/96 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+    Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.


See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning                       Ending
                  Account Value                 Account Value                     Expenses Paid
                February 1, 2005                July 31, 2005                     During Period*
             -----------------------       -------------------------         -----------------------
              Actual    Hypothetical         Actual   Hypothetical**          Actual    Hypothetical
             --------   ------------       ---------  --------------         --------   ------------
Class A       $1,000       $1,000          $1,053.45    $1,016.96             $ 8.04       $ 7.90
Class B       $1,000       $1,000          $1,049.12    $1,012.99             $12.09       $11.88
Class C       $1,000       $1,000          $1,049.54    $1,013.24             $11.84       $11.63
Advisor
  Class       $1,000       $1,000          $1,054.64    $1,018.20             $ 6.78       $ 6.66
Class R+      $1,000       $1,000          $1,042.83    $1,013.08             $ 7.91       $ 7.80
Class K+      $1,000       $1,000          $1,044.14    $1,014.45             $ 6.51       $ 6.42
Class I+      $1,000       $1,000          $1,045.01    $1,014.08             $ 6.90       $ 6.79


* Expenses are equal to the classes' annualized expense ratios of 1.58%, 2.38%, 2.33%, 1.33%, 1.86%, 1.53% and 1.62%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period/365.

**   Assumes 5% return before expenses.

+    The account value and expenses for Class R, Class K and Class I shares are based on the period from March 1, 2005 (commencement of distribution) through July 31, 2005.


6 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


PORTFOLIO SUMMARY
July 31, 2005

PORTFOLIO STATISTICS
Net Assets ($mil):  $397.5


SECTOR BREAKDOWN*
o   26.1%   Consumer Services
o   23.8%   Technology
o   19.1%   Health Care
o   11.1%   Energy
o    6.7%   Capital Goods
o    5.3%   Finance
o    3.0%   Transportation
o    3.4%   Basic Industry
o    0.5%   Consumer Staples
o    0.4%   Multi-Industry

o    0.6%   Short-Term


TEN LARGEST HOLDINGS
July 31, 2005

                                                                  Percent of
Company                                      U.S. $ Value         Net Assets
-------------------------------------------------------------------------------
Resources Connection, Inc.                   $  7,929,000             2.0%
Informatica Corp.                               7,576,576             1.9
Quest Software, Inc.                            6,550,725             1.7
Digitas, Inc.                                   6,471,765             1.6
Microsemi Corp.                                 6,466,915             1.6
Amedisys, Inc.                                  6,375,906             1.6
MICROS Systems, Inc.                            6,273,277             1.6
ATMI, Inc.                                      5,997,727             1.5
Insight Enterprises, Inc.                       5,985,360             1.5
Euronet Worldwide,                              5,962,126             1.5
-------------------------------------------------------------------------------
                                             $ 65,589,377            16.5%


* All data are as of July 31, 2005. The Portfolio's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 7


PORTFOLIO OF INVESTMENTS
July 31, 2005


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.1%

Consumer Services-26.0%
Advertising-1.6%
Digitas, Inc.(a)*                               573,738     $  6,471,765

Apparel-1.4%
Carter's, Inc.(a)*                               90,790        5,524,571

Broadcasting & Cable-1.2%
Entravision Communications Corp.
  Cl.A(a)*                                      536,200        4,584,510

Entertainment & Leisure-3.5%
Activision, Inc.(a)                             206,933        4,209,017
Audible, Inc.(a)*                               230,500        4,146,695
Sunterra Corp.(a)*                              219,100        3,084,928
THQ, Inc.(a)                                     71,000        2,483,580
                                                             ------------
                                                              13,924,220

Retail - General Merchandise-2.7%
Dick's Sporting Goods, Inc.(a)*                 145,760        5,789,587
MarineMax, Inc.(a)                              132,400        4,403,624
Too, Inc.(a)                                     15,100          389,429
                                                             ------------
                                                              10,582,640

Miscellaneous-15.6%
Bright Horizons Family Solutions,
  Inc.(a)*                                      113,620        5,201,524
CRA International, Inc.(a)                       77,400        4,117,680
Dycom Industries, Inc.(a)*                      140,600        3,430,640
Huron Consulting Group, Inc.(a)                 141,500        3,933,700
Insight Enterprises, Inc.(a)                    293,400        5,985,360
Laureate Education, Inc.(a)*                    122,008        5,526,963
Life Time Fitness, Inc.(a)                      144,100        4,841,760
MSC Industrial Direct Co., Inc. Cl.A            130,300        5,041,307
Nautilus, Inc.*                                 130,900        3,646,874
Nutri/System, Inc.(a)                           122,400        2,848,248
Resources Connection, Inc.(a)*                  264,300        7,929,000
ScanSource, Inc.(a)*                             50,840        2,426,593
Strayer Education, Inc.*                         45,500        4,478,565
ZipRealty, Inc.(a)*                             202,820        2,792,831
                                                             ------------
                                                              62,201,045
                                                             ------------
                                                             103,288,751

Technology-23.7%
Communication Services-0.1%
InPhonic, Inc.(a)*                               36,500          584,000

Computer Hardware/Storage-0.8%
Avocent Corp.(a)                                 95,600        3,332,616


8 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Computer Services-5.8%
Alliance Data Systems Corp.(a)                   72,500     $  3,086,325
Anteon International Corp.(a)                   111,200        5,220,840
Euronet Worldwide, Inc.(a)*                     202,690        5,962,126
Kanbay International, Inc.(a)*                  201,042        4,455,091
Ness Technologies, Inc. (Israel)(a)              99,000          990,000
Sapient Corp.(a)*                               433,400        3,371,852
                                                             ------------
                                                              23,086,234

Contract Manufacturing-0.6%
Semtech Corp.(a)                                130,600        2,397,816

Internet Infrastructure-1.7%
Quest Software, Inc.(a)*                        459,700        6,550,725

Semiconductor Capital Equipment-0.7%
FormFactor, Inc.(a)                             112,100        2,930,294

Semiconductor Components-5.4%
ATMI, Inc.(a)                                   188,430        5,997,727
Entegris, Inc.(a)                               152,800        1,798,456
Integrated Device Technology, Inc.(a)           346,200        4,002,072
Microsemi Corp.(a)*                             302,900        6,466,915
ON Semiconductor Corp.(a)                       405,600        2,332,200
SiRF Technology Holdings, Inc.(a)                39,200          856,520
                                                             ------------
                                                              21,453,890

Software-4.2%
Bottomline Technologies, Inc.(a)                181,600        2,858,384
Informatica Corp.(a)                            716,800        7,576,576
Lipman (Israel)                                  60,650        1,965,060
Macromedia, Inc.(a)                              87,700        3,521,155
RightNow Technologies, Inc.(a)*                  65,200          734,152
                                                             ------------
                                                              16,655,327

Miscellaneous-4.4%
Amphenol Corp. Cl.A                              72,480        3,228,259
Exar Corp.(a)*                                  157,700        2,511,372
MICROS Systems, Inc.(a)                         146,060        6,273,277
Wind River Systems, Inc.(a)                     311,400        5,321,826
                                                             ------------
                                                              17,334,734
                                                             ------------
                                                              94,325,636


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 9


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Health Care-19.0%
Biotechnology-6.2%
Abgenix, Inc.(a)                                 61,100     $    633,607
CV Therapeutics, Inc.(a)*                        26,300          740,871
MGI Pharma, Inc.(a)*                            110,800        3,024,840
NeoPharm, Inc.(a)*                              293,700        3,433,353
Protein Design Labs, Inc.(a)*                   245,200        5,588,108
Serologicals Corp.(a)                           163,180        3,753,140
SFBC International, Inc.(a)*                    130,030        5,232,407
Telik, Inc.(a)                                  125,900        2,140,300
                                                             ------------
                                                              24,546,626

Drugs-0.2%
Rigel Pharmaceuticals, Inc.(a)                   47,400        1,025,973

Medical Products-6.4%
Abaxis, Inc.(a)*                                170,790        2,131,459
Angiotech Pharmaceuticals, Inc. (Canada)(a)*     82,300        1,109,404
Animas Corp.(a)*                                190,150        3,979,840
ArthroCare Corp.(a)*                            144,500        5,284,365
Immucor, Inc.(a)                                110,200        3,027,194
IRIS International, Inc.(a)                     107,314        1,718,097
OraSure Technologies, Inc.(a)                   315,800        3,404,324
Ventana Medical Systems, Inc.(a)                 64,900        2,788,104
Vnus Medical Technologies(a)*                   152,900        1,902,076
                                                             ------------
                                                              25,344,863

Medical Services-6.2%
Amedisys, Inc.(a)*                              162,900        6,375,906
LabOne, Inc.(a)*                                116,810        4,395,560
Orchid Cellmark, Inc.(a)                         97,800          837,168
Stericycle, Inc.(a)                              84,200        4,893,704
United Surgical Partners International,
  Inc.(a)*                                      104,450        3,761,245
WellCare Health Plans, Inc.(a)*                 111,631        4,277,700
                                                             ------------
                                                              24,541,283
                                                             ------------
                                                              75,458,745

Energy-11.1%
Oil Service-11.1%
Bill Barrett Corp.(a)*                          110,100        3,522,099
Cimarex Energy Co.(a)                            38,400        1,610,496
Core Laboratories N.V. (Netherlands)(a)         154,830        4,985,526
Dril-Quip, Inc.(a)                               66,700        2,215,774
FMC Technologies, Inc.(a)*                      131,140        4,753,825
Helmerich & Payne, Inc.*                         84,900        4,849,488
Hydril Co.(a)                                    68,600        4,401,376
Range Resources Corp.                           154,200        4,709,268
Spinnaker Exploration Co.(a)*                    98,000        3,845,520
Superior Well Services, Inc.(a)                  60,800        1,113,856
W-H Energy Services, Inc.(a)                    166,500        5,228,100
Whiting Peteroleum Corp.(a)*                     68,600        2,740,570
                                                             ------------
                                                              43,975,898


10 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Capital Goods-6.7%
Electrical Equipment-1.9%
Engineered Support Systems, Inc.                104,850     $  3,877,353
Essex Corp.(a)                                  178,100        3,731,195
                                                             ------------
                                                               7,608,548

Machinery-2.5%
Actuant Corp. Cl.A                               80,900        3,764,277
Commercial Vehicle Group, Inc.(a)*               82,800        1,951,596
Oshkosh Truck Corp.*                             47,400        4,019,520
                                                             ------------
                                                               9,735,393

Miscellaneous-2.3%
IDEX Corp.                                      116,100        5,071,248
Simpson Manufacturing Co., Inc.                 108,600        4,161,552
                                                             ------------
                                                               9,232,800
                                                             ------------
                                                              26,576,741

Finance-5.3%
Banking - Regional-0.6%
Community Bancorp(a)                             72,400        2,389,924

Brokerage & Money Management-2.9%
Affiliated Managers Group, Inc.(a)*              54,600        3,892,980
Greenhill & Co., Inc.*                          122,900        4,714,444
optionsXpress Holdings, Inc.*                   166,000        2,692,520
                                                             ------------
                                                              11,299,944

Insurance-0.7%
Primus Guaranty, Ltd. (Bermuda)(a)*             214,440        2,914,240

Miscellaneous-1.1%
Morningstar, Inc.(a)*                           165,600        4,496,023
                                                             ------------
                                                              21,100,131

Basic Industry-3.4%
Chemicals-2.1%
Georgia Gulf Corp.                               94,300        2,992,139
Hexcel Corp.(a)                                 317,300        5,482,944
                                                             ------------
                                                               8,475,083

Steel-1.3%
Allegheny Technologies, Inc.*                   176,040        5,117,483
                                                             ------------
                                                              13,592,566

Transportation-2.9%
Air Freight-1.3%
UTI Worldwide, Inc. (British Virgin
  Islands)                                       72,800        5,195,008

Shipping-1.1%
Kirby Corp.(a)                                   89,300        4,299,795

Trucking-0.5%
Werner Enterprises, Inc.                        114,500        2,172,065
                                                             ------------
                                                              11,666,868


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 11


                                              Shares or
                                              Principal
                                                Amount
Company                                          (000)      U.S. $ Value
-------------------------------------------------------------------------------
Consumer Staples-0.6%
Household Products-0.6%
Tempur-Pedic International, Inc.(a)*            124,600     $  2,144,366

Multi-Industry Companies-0.4%
Chemed Corp.                                     38,200        1,642,600

Total Common Stocks
  (cost $299,039,561)                                        393,772,302

SHORT-TERM INVESTMENT-0.6%
Time Deposit-0.6%
State Street Euro Dollar
  2.60%, 8/01/05
  (cost $2,401,000)                             $ 2,401        2,401,000

Total Investments Before Security
  Lending Collateral-99.7%
  (cost $301,440,561)                                        396,173,302

INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-26.5%
Short-Term Investment
UBS Private Money Market Fund, LLC,
  3.20%
  (cost $105,566,461)                       105,566,461      105,566,461

Total Investments-126.2%
  (cost $407,007,022)                                        501,739,763
Other assets less liabilities-(26.2%)                       (104,280,286)

Net Assets-100%                                            $ 397,459,477


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)  Non-income producing security.

     See notes to financial statements.


12 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
July 31, 2005


Assets
Investments in securities, at value
  (cost $407,007,022--including investment of
  cash collateral for securities loaned of $105,566,461)      $ 501,739,763(a)
Cash                                                                    829
Receivable for investment securities sold                        13,114,034
Receivable for capital stock sold                                 2,287,133
Dividends and interest receivable                                     4,621
Other assets                                                          4,210
Total assets                                                    517,150,590

Liabilities
Payable for collateral on securities loaned                     105,566,461
Payable for investment securities purchased                       8,443,927
Payable for capital stock redeemed                                4,323,505
Advisory fee payable                                                749,720
Distribution fee payable                                            177,283
Transfer Agent fee payable                                           89,150
Administrative fee payable                                            6,711
Accrued expenses                                                    334,356
Total liabilities                                               119,691,113
Net Assets                                                    $ 397,459,477

Composition of Net Assets
Capital stock, at par                                         $      35,711
Additional paid-in capital                                      580,039,522
Accumulated net realized loss on investment transactions       (277,348,497)
Net unrealized appreciation of investments                       94,732,741

                                                              $ 397,459,477



Calculation of Maximum Offering Price Per Share

                                            Net Asset Value and:
                                           ---------------------   Maximum
                             Shares        Offering   Redemption   Offering
Class        Net Assets    Outstanding      Price        Price      Price*
A          $207,872,536      8,715,557         --       $23.85       $24.91
B          $121,347,655      6,043,507     $20.08           --           --
C          $ 32,895,255      1,634,129     $20.13           --           --
Advisor    $ 15,341,652        625,999     $24.51       $24.51           --
R          $     10,531         441.40     $23.86       $23.86           --
K          $     10,543         441.40     $23.89       $23.89           --
I          $ 19,981,305        835,526     $23.91       $23.91           --


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $101,478,334 (see Note E).

     See notes to financial statements.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 13


STATEMENT OF OPERATIONS
Year Ended July 31, 2005

Investment Income

Dividends (net of foreign taxes
  withheld of $7,263)                          $   764,884
Interest                                           117,245        $    882,129

Expenses

Advisory fee                                     2,945,817
Distribution fee--Class A                          527,938
Distribution fee--Class B                        1,392,253
Distribution fee--Class C                          340,678
Distribution fee--Class R                               20
Distribution fee--Class K                               10
Transfer agency                                  1,575,700
Printing                                           195,958
Custodian                                          181,633
Registration                                       106,325
Administrative                                      81,543
Legal                                               80,226
Audit                                               53,696
Directors' fees                                     22,367
Miscellaneous                                       22,420
Total expenses                                   7,526,584
Less: expenses waived
  by the Adviser (see Note B)                      (97,204)
Less: expense offset arrangement
  (see Note B)                                      (6,458)
Net expenses                                                         7,422,922
Net investment loss                                                 (6,540,793)

Realized and Unrealized Gain
on Investment Transactions

Net realized gain on
  investment transactions                                           38,954,593
Net change in unrealized
  appreciation/depreciation
  of investments                                                    40,011,829
Net gain on investment
  transactions                                                      78,966,422
Net Increase in Net Assets
  from Operations                                                 $ 72,425,629


See notes to financial statements.


14 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS


                                                Year Ended          Year Ended
                                                 July 31,            July 31,
                                                   2005                2004
                                             --------------      --------------
Increase (Decrease) in Net Assets
from Operations

Net investment loss                          $  (6,540,793)      $  (8,917,553)
Net realized gain on investment
  transactions                                  38,954,593          85,614,969
Net change in unrealized
  appreciation/depreciation
  of investments                                40,011,829         (20,842,949)
Net increase in net assets
  from operations                               72,425,629          55,854,467

Capital Stock Transactions

Net decrease                                   (56,234,554)        (75,968,369)
Total increase (decrease)                       16,191,075         (20,113,902)

Net Assets

Beginning of period                            381,268,402         401,382,304
End of period, (including accumulated
  net investment income of $0
  and $0, respectively)                      $ 397,459,477       $ 381,268,402


See notes to financial statements.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 15


NOTES TO FINANCIAL STATEMENTS
July 31, 2005

NOTE A
Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the "Company"), formerly known as AllianceBernstein Small Cap Growth Fund, Inc., is a Maryland corporation. The Company currently has two series, AllianceBernstein Small Cap Growth Portfolio (the "Fund") and AllianceBernstein Small/Mid-Cap Growth Portfolio, each of which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. AllianceBernstein Small/Mid-Cap Growth Portfolio is currently unfunded. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on


16 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 17


rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R, Class K and Class I shares. Advisor Class and Class I shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined


18 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions With Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the value of the net assets of the Fund at the close of business of the previous quarter. The fee is accrued daily and paid quarterly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. From August 1, 2004 through September 6, 2004, such waiver amounted to $97,204. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund paid $81,543 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2005.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,018,796 for the year ended July 31, 2005.

For the year ended July 31, 2005, the Fund's expenses were reduced by $6,458 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charge of $7,661 from the sale of Class A shares and received $9,759, $87,024 and $3,663 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2005.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 19


Brokerage commissions paid on investment transactions for the year ended July 31, 2005 amounted to $1,112,459, of which $5,486 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $21,518,077, $2,265,268, $0 and $0, for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2005 were as follows:

                                                Purchases            Sales
                                              -------------       ------------
Investment securities (excluding
  U.S. government securities)                 $310,416,514        $370,147,384
U.S. government securities                              -0-                 -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $ 411,133,426
Gross unrealized appreciation                                    $  95,898,205
Gross unrealized depreciation                                       (5,291,868)
Net unrealized appreciation                                      $  90,606,337


20 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


NOTE E
Securities Lending

The Fund has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of July 31, 2005, the Fund had loaned securities with a value of $101,478,334 and received cash collateral which was invested in a money market fund valued at $105,566,461 as included in the accompanying portfolio of investments. For the year ended July 31, 2005, the Fund earned fee income of $38,762 which is included in interest income in the accompanying statement of operations.

NOTE F
Capital Stock

There are 21,000,000,000 shares of $.002 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended     Year Ended     Year Ended
                    July 31, 2005  July 31, 2004  July 31, 2005  July 31, 2004
                    -------------  -------------  -------------  --------------
Class A
Shares sold            1,458,713     3,136,426   $  32,158,097   $  59,613,067
Shares converted
  from Class B           899,115       321,183      19,086,070       6,556,859
Shares redeemed       (3,080,332)   (4,680,028)    (67,049,776)    (90,488,343)
Net decrease            (722,504)   (1,222,419)  $ (15,805,609)  $ (24,318,417)

Class B
Shares sold              365,519     1,015,672   $   6,663,015   $  17,129,692
Shares converted
  to Class A          (1,028,852)     (377,364)    (19,086,070)     (6,556,859)
Shares redeemed       (2,385,751)   (2,937,438)    (43,401,377)    (50,310,419)
Net decrease          (3,049,084)   (2,299,130)  $ (55,824,432)  $ (39,737,586)


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 21


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended     Year Ended     Year Ended
                    July 31, 2005  July 31, 2004  July 31, 2005  July 31, 2004
                    -------------  -------------  -------------  --------------
Class C
Shares sold              139,497       354,080   $   2,566,054   $   5,934,943
Shares redeemed         (619,244)     (900,954)    (11,281,762)    (15,375,226)
Net decrease            (479,747)     (546,874)  $  (8,715,708)  $  (9,440,283)

Advisor Class
Shares sold              330,683        64,716   $   7,615,812   $   1,300,455
Shares redeemed          (97,018)     (182,407)     (2,157,377)     (3,772,538)
Net increase
  (decrease)             233,665      (117,691)  $   5,458,435   $  (2,472,083)

                     March 1, 2005(a)           March 1, 2005(a)
                    to July 31, 2005            to July 31, 2005
                    ----------------            ----------------
Class R
Shares sold                  441                  $     10,100
Net increase                 441                  $     10,100

Class K
Shares sold                  441                  $     10,100
Net increase                 441                  $     10,100

Class I
Shares sold              877,279                  $ 19,583,740
Shares redeemed          (41,753)                     (951,180)
Net increase             835,526                  $ 18,632,560

(a)  Commencement of distributions.


NOTE G
Risks Involved in Investing in the Fund

Foreign Securities Risk-Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk-In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


22 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO



NOTE H
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2005.

NOTE I
Components of Accumulated Earnings (Deficit)

As of July 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                    $ (273,222,093)(a)
Unrealized appreciation/(depreciation)                      90,606,337(b)
Total accumulated earnings/(deficit)                    $ (182,615,756)

(a) On July 31, 2005, the Fund had a net capital loss carryforward for federal income tax purposes of $273,222,093 of which $9,531,038 expires in the year 2009, $117,231,356 expires in the year 2010 and $146,459,699 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carry forward of $38,173,912.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to a net investment loss resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 23


an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"),


24 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and all removed state court actions, to the United States District Court for the District of Maryland.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 25


On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for the Adviser and Alliance Holding to respond to the Summary Order has been extended. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint and the Summary Order.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 26


duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 27


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                              Class A
                                           ------------------------------------------------------------------------------
                                                                        October 1,
                                               Year Ended July 31,       2002 to         Year Ended September 30,
                                            ------------------------     July 31,   -------------------------------------
                                                2005         2004        2003(a)        2002         2001         2000
                                            -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, beginning of period          $19.70       $17.30         $13.34       $16.25       $30.76       $23.84

Income From Investment Operations

Net investment loss(b)                          (.30)(c)     (.33)(c)(d)    (.24)        (.30)        (.35)        (.38)
Net realized and unrealized
  gain (loss) on investment
  transactions                                  4.45         2.73           4.20        (2.61)      (11.46)        7.30
Net increase (decrease)
  in net asset value from
  operations                                    4.15         2.40           3.96        (2.91)      (11.81)        6.92

Less: Distributions

Distributions from
  net realized gain
  on investment
  transactions                                    -0-          -0-            -0-          -0-        (.72)          -0-
Distributions in excess
  of net realized gain
  on investment
  transactions                                    -0-          -0-            -0-          -0-       (1.98)          -0-
Total distributions                               -0-          -0-            -0-          -0-       (2.70)          -0-
Net asset value,
  end of period                               $23.85       $19.70         $17.30       $13.34       $16.25       $30.76

Total Return

Total investment
  return based on
  net asset value(e)                           21.07%       13.87%         29.69%      (17.91)%     (41.42)%      29.03%

Ratios/Supplemental Data

Net assets, end of period
  (000's omitted)                           $207,873     $185,906       $184,378     $156,340     $232,456     $458,008
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.60%        1.85%          2.32%(f)     1.92%        1.79%        1.68%(g)
  Expenses, before waivers/
    reimbursements                              1.63%        2.01%          2.32%(f)     1.92%        1.79%        1.68%(g)
  Net investment loss                          (1.37)%(c)   (1.67)%(c)(d)  (1.95)%(f)   (1.71)%      (1.58)%      (1.39)%
Portfolio turnover rate                           82%          94%            94%          98%         109%         160%


See footnote summary on page 34.


28 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                               Class B
                                            ------------------------------------------------------------------------------
                                                                        October 1,
                                               Year Ended July 31,        2002 to          Year Ended September 30,
                                            -----------------------       July 31,   -------------------------------------
                                                2005         2004         2003(a)        2002         2001         2000
                                            -----------  -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $16.72       $14.80         $11.49       $14.11       $27.30       $21.32

Income From Investment Operations

Net investment loss(b)                          (.39)(c)     (.42)(c)(d)    (.28)        (.39)        (.45)        (.52)
Net realized and unrealized
  gain (loss) on investment
  transactions                                  3.75         2.34           3.59        (2.23)      (10.04)        6.50
Net increase (decrease)
  in net asset value from
  operations                                    3.36         1.92           3.31        (2.62)      (10.49)        5.98

Less: Distributions

Distributions from
  net realized gain
  on investment
  transactions                                    -0-          -0-            -0-          -0-        (.72)          -0-
Distributions in excess
  of net realized gain
  on investment
  transactions                                    -0-          -0-            -0-          -0-       (1.98)          -0-
Total distributions                               -0-          -0-            -0-          -0-       (2.70)          -0-
Net asset value,
  end of period                               $20.08       $16.72         $14.80       $11.49       $14.11       $27.30

Total Return

Total investment
  return based on
  net asset value(e)                           20.10%       12.97%         28.81%      (18.57)%     (41.88)%      28.05%

Ratios/Supplemental Data

Net assets, end of period
  (000's omitted)                           $121,348     $152,031       $168,554     $159,791     $257,161     $546,302
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.40%        2.65%          3.14%(f)     2.72%        2.57%        2.44%(g)
  Expenses, before waivers/
    reimbursements                              2.43%        2.81%          3.14%(f)     2.72%        2.57%        2.44%(g)
  Net investment loss                          (2.17)%(c)   (2.47)%(c)(d)  (2.78)%(f)   (2.50)%      (2.36)%      (2.16)%
Portfolio turnover rate                           82%          94%            94%          98%         109%         160%


See footnote summary on page 34.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                Class C
                                            ------------------------------------------------------------------------------
                                                                        October 1,
                                              Year Ended July 31,        2002 to          Year Ended September 30,
                                            ------------------------     July 31,    -------------------------------------
                                                2005         2004         2003(a)       2002         2001         2000
                                            -----------  -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $16.75       $14.82         $11.50       $14.13       $27.32       $21.34

Income From Investment Operations

Net investment loss(b)                          (.39)(c)     (.42)(c)(d)    (.28)        (.39)        (.45)        (.52)
Net realized and unrealized
  gain (loss) on investment
  transactions                                  3.77         2.35           3.60        (2.24)      (10.04)        6.50
Net increase (decrease)
  in net asset value
  from operations                               3.38         1.93           3.32        (2.63)      (10.49)        5.98

Less: Distributions

Distributions from
  net realized gain
  on investment
  transactions                                    -0-          -0-            -0-          -0-        (.72)          -0-
Distributions in excess
  of net realized gain
  on investment
  transactions                                    -0-          -0-            -0-          -0-       (1.98)          -0-
Total distributions                               -0-          -0-            -0-          -0-       (2.70)          -0-
Net asset value, end
  of period                                   $20.13       $16.75         $14.82       $11.50       $14.13       $27.32

Total Return

Total investment
  return based on
  net asset value(e)                           20.18%       13.02%         28.87%      (18.61)%     (41.85)%      28.02%

Ratios/Supplemental Data

Net assets, end of period
  (000's omitted)                            $32,895      $35,410        $39,434      $37,256      $60,925     $137,242
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.36%        2.61%          3.10%(f)     2.71%        2.56%        2.43%(g)
  Expenses, before waivers/
    reimbursements                              2.39%        2.77%          3.10%(f)     2.71%        2.56%        2.43%(g)
  Net investment loss                          (2.12)%(c)   (2.43)%(c)(d)  (2.73)%(f)   (2.49)%      (2.35)%      (2.12)%
Portfolio turnover rate                           82%          94%            94%          98%         109%         160%


See footnote summary on page 34.


30 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                             Advisor Class
                                            ------------------------------------------------------------------------------
                                                                        October 1,
                                               Year Ended July 31,        2002 to           Year Ended September 30,
                                            ------------------------      July 31,   -------------------------------------
                                                2005         2004          2003(a)      2002         2001         2000
                                            -----------  -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $20.19       $17.68         $13.60       $16.52       $31.07       $24.01

Income From Investment Operations

Net investment loss(b)                          (.25)(c)     (.29)(c)(d)    (.21)        (.28)        (.29)        (.30)
Net realized and unrealized
  gain (loss) on investment
  transactions                                  4.57         2.80           4.29        (2.64)      (11.56)        7.36
Net increase (decrease)
  in net asset value
  from operations                               4.32         2.51           4.08        (2.92)      (11.85)        7.06

Less: Distributions

Distributions from
  net realized gain
  on investment
  transactions                                    -0-          -0-            -0-          -0-        (.72)          -0-
Distributions in excess
  of net realized gain
  on investment
  transactions                                    -0-          -0-            -0-          -0-       (1.98)          -0-
Total distributions                               -0-          -0-            -0-          -0-       (2.70)          -0-
Net asset value,
  end of period                               $24.51       $20.19         $17.68       $13.60       $16.52       $31.07

Total Return

Total investment
  return based on
  net asset value(e)                           21.40%       14.20%         30.00%      (17.68)%     (41.11)%      29.40%

Ratios/Supplemental Data

Net assets, end of period
  (000's omitted)                            $15,342       $7,921         $9,016       $8,916      $68,730     $135,414
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.34%        1.59%          2.05%(f)     1.60%        1.52%        1.39%(g)
  Expenses, before waivers/
    reimbursements                              1.37%        1.74%          2.05%(f)     1.60%        1.52%        1.39%(g)
  Net investment loss                          (1.11)%(c)   (1.41)%(c)(d)  (1.69)%(f)   (1.41)%      (1.31)%      (1.08)%
Portfolio turnover rate                           82%          94%            98%          98%         109%         160%



See footnote summary on page 34.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                             Class R
                                          -------------
                                             March 1,
                                            2005(h) to
                                          July 31, 2005
                                          -------------
Net asset value, beginning of period          $22.88

Income From Investment Operations

Net investment loss(b)                          (.12)
Net realized and unrealized gain on
  investment transactions                       1.10
Net increase in net asset value
  from operations                                .98
Net asset value, end of period                $23.86

Total Return

Total investment return based on
  net asset value(e)                            4.28%

Ratios/Supplemental Data

Net assets, end of period (000's omitted)        $11
Ratio to average net assets of:
  Expenses(f)                                   1.56%
  Net investment loss(f)                       (1.37)%
Portfolio turnover rate                           82%


See footnote summary on page 34.


32 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

Financial Highlights

                                             Class K
                                          -------------
                                             March 1,
                                            2005(h) to
                                          July 31, 2005
                                          -------------
Net asset value, beginning of period          $22.88

Income From Investment Operations

Net investment loss(b)                          (.10)
Net realized and unrealized gain on
  investment transactions                       1.11
Net increase in net asset value
  from operations                               1.01
Net asset value, end of period                $23.89

Total Return

Total investment return based on
  net asset value(e)                            4.41%

Ratios/Supplemental Data

Net assets, end of period (000's omitted)        $11
Ratio to average net assets of:
  Expenses(f)                                   1.29%
  Net investment loss(f)                       (1.09)%
Portfolio turnover rate                           82%


See footnote summary on page 34.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                             Class I
                                          -------------
                                             March 1,
                                            2005(h) to
                                          July 31, 2005
                                          -------------
Net asset value, beginning of period          $22.88

Income From Investment Operations

Net investment loss(b)                          (.06)
Net realized and unrealized gain on
  investment transactions                       1.09
Net increase in net asset value
  from operations                               1.03
Net asset value, end of period                $23.91

Total Return

Total investment return based on
  net asset value(e)                            4.50%

Ratios/Supplemental Data

Net assets, end of period (000's omitted)    $19,981
Ratio to average net assets of:
  Expenses(f)                                   1.36%
  Net investment loss(f)                       (1.16)%
Portfolio turnover rate                           82%


(a)  The Fund changed its fiscal year end from September to July 31.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived/reimbursed by the Adviser.

(d)  Net of fees and expenses waived/reimbursed by the Transfer Agent.


(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                                         Year Ended
                                                        September 30,
                                                             2000
                                                        -------------
Class A                                                      1.67%
Class B                                                      2.42%
Class C                                                      2.42%
Advisor Class                                                1.38%


(h)  Commencement of distributions.


34 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of AllianceBernstein Cap Fund, Inc.
AllianceBernstein Small Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Small Cap Growth Portfolio, formerly AllianceBernstein Small Cap Growth Fund, Inc., of the AllianceBernstein Cap Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small Cap Growth Portfolio of the AllianceBernstein Cap Fund, Inc. at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated therein in conformity with the U.S. generally accepted accounting principles.

/s/ Ernst & Young
New York, New York
September 9, 2005


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 35


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)


OFFICERS(2)

Bruce K. Aronow, Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Mark Attalienti, Vice President
Thomas J. Bardong, Vice President
Kumar Kirpalani, Vice President
Samantha Lau, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Small Cap Growth Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Mr. Bruce Aronow, Mr. Kumar Kupalani, Ms. Samantha Lau and Mr. Mark Attalienti, members of the Adviser's Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Fund's Portfolio.


36 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Trustees is set forth below.


                                                                                       PORTFOLIOS
                                                                                        IN FUND            OTHER
 NAME, ADDRESS,                            PRINCIPAL                                    COMPLEX          TRUSTEESHIP
 DATE OF BIRTH,                           OCCUPATION(S)                               OVERSEEN BY           HELD BY
(YEAR ELECTED*)                        DURING PAST 5 YEARS                               TRUSTEE            TRUSTEE
-------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr., 41, ##      Investment adviser and an                               108                None
2 Sound View Drive                 Independent consultant. He
Suite 100                          was formerly Senior Manager
Greenwich, CT 06830                of Barrett Associates, Inc., a
9/7/32                             registered investment adviser,
(2001)                             with which he had been associated
                                   since prior to 2000. He was for-
                                   merly Deputy Comptroller and
                                   Chief Investment Officer of the
                                   State of New York and, prior
                                   thereto, Chief Investment Officer of
                                   the New York Bank for Savings.

Ruth Block, 42, **                 Formerly an Executive Vice                              105                None
500 SE Mizner Blvd.                President and Chief Insurance
Boca Raton, FL 33432               Officer of The Equitable Life
11/7/30                            Assurance Society of the United
(2001)                             States; Chairman and Chief
                                   Executive Officer of Evlico (insur-
                                   ance); Director of Avon, BP (oil
                                   and gas), Ecolab Incorporated
                                   (specialty chemicals), Tandem
                                   Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities
                                   Corporation; former Governor at
                                   Large, National Association of
                                   Securities Dealers, Inc.

David H. Dievler, 43               Independent Consultant. Until                           107                None
P.O. Box 167                       December 1994 he was Senior
Spring Lake, NJ 07762              Vice President of Alliance Capital
10/23/29                           Management Corporation ("ACMC")
(2001)                             responsible for mutual fund
                                   administration. Prior to joining
                                   ACMC in 1984, he was Chief
                                   Financial Officer of Eberstadt
                                   Asset Management since 1968.
                                   Prior to that, he was a Senior
                                   Manager at Price Waterhouse &
                                   Co. Member of American Institute
                                   of Certified Public Accountants
                                   since 1953.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 37


                                                                                       PORTFOLIOS
                                                                                        IN FUND            OTHER
 NAME, ADDRESS,                            PRINCIPAL                                    COMPLEX          TRUSTEESHIP
 DATE OF BIRTH,                           OCCUPATION(S)                               OVERSEEN BY           HELD BY
(YEAR ELECTED*)                        DURING PAST 5 YEARS                               TRUSTEE            TRUSTEE
-------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin 45                  Consultant. Formerly President                          105                None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002,
2/19/42                            Senior Advisor from June 1999-
(2001)                             June 2000 and President of
                                   Historic Hudson Valley (historic
                                   preservation) from December
                                   1989-May 1999. Previously,
                                   Director of the National Academy
                                   of Design and during 1988-1992,
                                   Director and Chairman of the Audit
                                   Committee of ACMC.

Michael J. Downey                  Consultant since January 2004.                          80                 Asia Pacific
c/o Alliance Capital               Formerly managing partner of                                                Fund, Inc.,
Management L.P.                    Lexington Capital, LLC (investment                                            and The
1345 Avenue of the                 advisory firm) from 1997 until                                              Merger Fund
Americas                           December 2003. Prior thereto,
New York, NY 10105                 Chairman and CEOof Prudential
1/26/44                            Mutual Fund Management
(2005)                             (1987-1993).

INTERESTED DIRECTORS

Marc O. Mayer, ++                  Executive Vice President of ACMC                        81                 None
1345 Avenue of the                 since 2001; prior thereto, Chief
Americas                           Executive Officer of Sanford C.
New York, NY 10105                 Bernstein & Co., LLC (institutional
10/2/57                            research and brokerage arm of
(2003)                             Bernstein & Co. Inc.) and its
                                   predecessor since prior to 2000.


*    There is no stated term of office for the Fund's Directors.

**   Ms. Block was an "interested person", as defined in the 1940 Act, from
July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

++   Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

#    Member of the Audit Committee, the Governance and Nominating Committee and
Independent Directors Committee.

##   Member of the Fair Value Pricing Committee.


38 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Officers Information
Certain information concerning the Fund's Officers is listed below.

   NAME, ADDRESS*             POSITION(S)                   PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUND                DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above
10/2/57                       Executive Officer

Bruce K. Aronow               Senior Vice President         Senior Vice President of ACMC**
7/2/66                                                      since prior to 2000.

Philip L. Kirstein            Senior Vice President         Senior Vice President, Independent
5/29/45                       and Independent               Compliance Officer of the
                              Compliance Officer            AllianceBernstein Funds with which he
                                                            has been associated since October
                                                            2004. Prior thereto, he was Of Counsel
                                                            to Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel and of Merrill Lynch
                                                            Investment Managers L.P. since prior to
                                                            2000 until March 2003.

Mark Attalienti               Vice President                Vice President of ACMC with which he
1/4/67                                                      has been associated since prior to
                                                            2000.

Thomas J. Bardong             Vice President                Senior Vice President of ACMC**, with
4/28/45                                                     which he has been associated since
                                                            prior to 2000.

Kumar Kirpalani               Vice President                Vice President of ACMC with which he
1/29/54                                                     has been associated since prior to
                                                            2000.

Samantha Lau,                 Vice President                Senior Vice President of ACMC with
10/15/72                                                    which she has been associated since
                                                            prior to 2000.

Mark R. Manley                Secretary                     Senior Vice President, Deputy General
10/23/62                                                    Counsel and Chief Compliance Officer
                                                            of ACMC,** with which he has been
                                                            associated since prior to 2000.

Mark D. Gersten               Treasurer and Chief           Senior Vice President of Alliance Global
10/4/50                       Financial Officer             Investor Services, Inc. ("AGIS"),** and
                                                            Vice President of AllianceBernstein
                                                            Investment Research and
                                                            Management, Inc. ("ABIRM"),** with
                                                            which he has been associated since
                                                            prior to 2000.

Vincent S. Noto               Controller                    Vice President of AGIS,** with which he
12/14/64                                                    has been associated since prior to
                                                            2000.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, Bernstein, ABIRM and AGIS are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 39


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund
Global & International
Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.
** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

40 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management
QSRAR0705



ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi class distribution testing, advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                             Audit     Audit-Related     Tax
                                             Fees          Fees          Fees
                                           ---------   -------------   --------
                                   2004    $ 38,000       $ 6,038      $ 13,635
                                   2005    $ 39,000       $ 6,395      $ 12,767

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                                                       Total Amount of
                                                                                    Foregoing Column Pre-
                                                                                    approved by the Audit
                                                           All Fees for                   Committee
                                                       Non-Audit Services           (Portion Comprised of
                                                         Provided to the             Audit Related Fees)
                                                     Portfolio, the Adviser         (Portion Comprised of
                                                     and Service Affiliates               Tax Fees)
-------------------------------------------------------------------------------------------------------------

                                        2004              $  857,274                      [ $266,420 ]
                                                                                          ( $252,785 )
                                                                                          (  $13,635 )
                                        2005              $1,099,018                      [ $186,865 ]
                                                                                          ( $174,098 )
                                                                                          (  $12,767 )


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     ----------------------

12 (a) (1)      Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                Sarbanes-Oxley Act of 2002

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: September 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: September 28, 2005

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: September 28, 2005